As filed with the Securities and Exchange Commission on February 13, 2007

Securities Act Registration No. 333-22467

Investment Company Act File No. 811-08073

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18

State Farm Variable Product Trust

(Exact name of Registrant as Specified in Charter)

Three State Farm Plaza, Bloomington, Illinois	61791-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (888) 702-2307

Alan Goldberg
Bell Boyd & Lloyd LLC
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	Immediately upon pursuant to rule 485(b)

☐	on May 1, 2007 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☒	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

Explanatory Note

This post-effective amendment #17 under the Securities Act of 1933 for State Farm Variable Product Trust (“Variable Product Trust”) adds five new series of shares to Variable Product Trust to be known as LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund. These five new series of shares will operate as fund-of-funds. This filing includes a revised prospectus and SAI for all fourteen of the series offered by Variable Product Trust.

State Farm Variable Product Trust

•	Money Market Fund
•	Large Cap Equity Index Fund
•	Small Cap Equity Index Fund
•	International Equity Index Fund
•	Large Cap Equity Fund
•	Small/Mid Cap Equity Fund
•	International Equity Fund
•	Bond Fund
•	Stock and Bond Balanced Fund
•	LifePath® Income Fund
•	LifePath 2010® Fund
•	LifePath 2020® Fund
•	LifePath 2030® Fund
•	LifePath 2040® Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS—May 1, 2007

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INTRODUCTION

State Farm Variable Product Trust (the “Trust”) has fourteen separate investment portfolios or ‘‘Funds.’’ Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. The difference in tax treatment or other considerations may cause the interests of the various policy owners to conflict and the Trust’s Board of Trustees monitors each portfolio for any material conflict and determines what, if any, action may be taken. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund—please read it and retain it for future reference.

The Funds have different levels of short-term risk—the likely volatility of a Fund’s total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:

While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors’ time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.

All risk is not the same.

Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

Credit Risk—The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

Interest Rate Risk—The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

Liquidity Risk—The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

Management Risk—The risk that a strategy used by a Fund’s investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

Market Risk—The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Valuation Risk—The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual

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fund’s management is called upon to assign a value to the security.

The risk spectrum is intended to be used for comparative purposes only and is not an indicator of future volatility or performance.

MONEY MARKET FUND

Investment Objective—The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Adviser—State Farm Investment Management Corp. (“SFIM”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

What are the main risks of investing in the Money Market Fund?

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a remote possibility that the Fund’s share value could fall below $1.00, which could reduce the value of your account.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

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How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table shows the Fund’s average annual total returns for the periods listed. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 1.54%,

during the fourth quarter of 2000.

Worst quarter: 0.14%,

during the second quarter of 2004.

The following table shows the average annual total return on an investment in the Fund for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

Money Market Fund
From inception to 12/31/2005	3.11%
5 year	1.85%
1 year	2.74%

The Money Market Fund’s current 7-day yield on December 31, 2005 was 4.27%.

INVESTOR PROFILE

Who should consider investing in the Money Market Fund?

You May Want to Consider Investing in This Fund If You:

•	require stability of principal

•	are seeking an investment for the cash portion of an asset allocation program

•	are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

•	consider yourself a saver rather than an investor

•	are participating in a dollar cost averaging program under your variable universal life insurance or deferred annuity contract

You May Not Want to Invest in This Fund If You:

•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other longer term goals

•	are investing for growth or maximum current income

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EQUITY INDEX FUNDS—

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a “benchmark index”), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

What Is An Equity Index?

An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e., market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

Large Cap Equity Index Fund—The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks® (the “S&P 500”)(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

Small Cap Equity Index Fund—The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index® (the “Russell 2000”)(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

(1)	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Large Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust’s Statement of Additional Information.
(2)	The Russell 2000® Small Stock Index is a trademark/service mark, and RussellTM is a trademark, of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. For more information regarding the Russell 2000 Index, see the Trust’s Statement of Additional Information.

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International Equity Index Fund—The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index® (the “EAFE Free”)(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Adviser—SFIM

Investment Sub-Adviser—Barclays Global Fund Advisors (“Barclays”)

INVESTMENT STRATEGIES

How do the equity index Funds pursue their respective investment objectives?

Barclays does not manage the equity index Funds according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a “passive” or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the investment portfolio of that Fund is as similar as possible to that of its benchmark.

Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

RISKS

What are the main risks of investing in an equity index Fund?

Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please

(3)	The EAFE® Free Index is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty regarding the advisability of investing in the Fund. For more information regarding the EAFE® Free Index, see the Trust’s Statement of Additional Information.

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refer to the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•	Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

•

Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•

The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and the net asset value for any Fund may decline more than that Fund’s benchmark index.

Are there any specific risks associated with investing in securities of small capitalization issuers?

•

Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

Do any of the equity index Funds invest in securities issued by foreign companies?

•

Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.

How has the Large Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

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The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 15.22%,

during the second quarter of 2003.

Worst quarter: -17.28%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	Large Cap Equity Index Fund	S&P 500 Index*
From inception to 12/31/2005	4.57%	4.92%
5 year	0.21%	0.54%
1 year	4.57%	4.91%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

How has the Small Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 22.85%,

during the second quarter of 2003.

Worst quarter: -21.51%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

	Small Cap Equity Index Fund	Russell 2000 Index*
From inception to 12/31/2005	6.57%	7.09%
5 year	7.75%	8.22%
1 year	4.25%	4.55%

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*	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

How has the International Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 19.13%,

during the second quarter of 2003.

Worst quarter: -19.81%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	International Equity Index Fund	EAFE Free Index*
From inception to 12/31/2005	5.67%	6.08%
5 year	4.10%	4.55%
1 year	13.44%	13.54%

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of 16 European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE® Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in an equity index Fund?

You May Want to Invest in An Equity Index Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

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•	want to invest in stocks, but with an indexing approach

•	want to diversify your investments

•	are seeking funds for the growth portion of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in An Equity Index Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital gains

•	are uncomfortable with an investment whose value is likely to vary substantially

LARGE CAP EQUITY FUND

Investment Objective—The Large Cap Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser—Capital Guardian Trust Company (“Capital Guardian”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Large Cap Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund’s portfolio to generate long-term growth of capital.

In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings

•	Below-market price-to-book

•	Above-market yield

Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 20% of its assets in equity securities and depositary receipts of foreign companies.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents

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risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Large Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the Large Cap Equity Fund performed?

Because the registration statement of the Trust relating to the Large Cap Equity Fund became effective on August 1, 2005 no performance information has been included. Once the Large Cap Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the Large Cap Equity Fund.

INVESTOR PROFILE

Who should consider investing in the Large Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

•	want to diversify your investments

•	are seeking a growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

SMALL/MID CAP EQUITY FUND

Investment Objective—The Small/Mid Cap Equity Fund (formerly known as the Small Cap Equity Fund) seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Advisers—Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)

How does this Fund pursue its investment objective?

Bridgeway and Rainier select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the

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two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests the Fund in a diversified portfolio of small and mid-capitalization stocks issued by companies listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Bridgeway defines “small and mid-capitalization stocks” as those stocks issued by companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). Bridgeway will not necessarily sell a stock if it migrates to a different category after purchase, for example large or growth. Bridgeway selects stocks using its proprietary quantitative investment models which consider multiple factors. Bridgeway does not time the market or incorporate macro-economic forecasting into its stock selection process.

Bridgeway invests in small and mid-capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index. The market capitalization range of the Russell Midcap Index as of August 31, 2006 was $1.4 - $17.2 billion, with a median market capitalization of $3.9 billion. The market capitalization of companies in which Rainier may invest may vary with market conditions. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. Rainier will normally invest its segment of the Small/Mid Cap Equity Fund in securities issued by approximately 70 to 120 companies.

Rainier focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. Rainier believes that a primary benefit of this strategy is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The portion of the Small/Mid Cap Equity Fund managed by Rainier is diversified over a broad cross section of economic sectors and industries. To help control risk, Rainier compares the portfolio’s economic sector weightings to a broad index of medium-sized companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index.

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Rainier may invest up to 20% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Smaller Company Size.    The Fund invests in smaller capitalization companies. The securities of small capitalization companies often are more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that Bridgeway or Rainer may have difficulty selling securities the Fund holds.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Bridgeway’s and/or Rainier’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small/Mid Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the Small/Mid Cap Equity Fund performed?

Because the registration statement of the Trust relating to the Small/Mid Cap Equity Fund became effective on August 1, 2005 no performance information has been included. Once the Small/Mid Cap Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the Small/Mid Cap Equity Fund.

INVESTOR PROFILE

Who should consider investing in the Small/Mid Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

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•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

INTERNATIONAL EQUITY FUND

Investment Objective—The International Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser—Capital Guardian

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

RISKS

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

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•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the International Equity Fund performed?

Because the registration statement of the Trust relating to the International Equity Fund became effective on August 1, 2005 no performance information has been included. Once the International Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the International Equity Fund.

INVESTOR PROFILE

Who should consider investing in the International Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable investing in companies that are not located in the United States

•	are uncomfortable with an investment whose value is likely to vary substantially

BOND FUND

Investment Objective—The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s Corporation (‘‘S&P’’) have rated the bond in one of their respective four highest rating categories.

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The Fund may invest in the following instruments:

•	Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. government.

•	Debt securities of U.S. Government-sponsored entities: securities issued by U.S. government agencies or instrumentalities.

•	Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•	Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

•

Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

RISKS

What are the main risks of investing in this Fund?

As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund’s securities, including investor demand, the average maturity of the Bond Fund’s portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks.

These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in this Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total return. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you

17

assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart:

Best quarter: 4.39%,

during the third quarter of 2001.

Worst quarter: -2.27%,

during the second quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	Bond Fund	Lehman Brothers Govt/Cred Intermediate Index*
From inception to 12/31/2005	5.04%	5.65%
5 year	5.18%	5.50%
1 year	1.02%	1.58%

*	The Lehman Brothers Government/Credit Intermediate Index contains approximately 2,973 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Credit Intermediate Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Bond Fund?

You May Want to Invest in This Fund If You:

•	are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility

•	want to diversify your investments

•	are seeking an income mutual fund for an asset allocation program,

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require stability of your principal

18

STOCK AND BOND BALANCED FUND

Investment Objective—The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

What are the main risks of investing in this Fund?

As with any mutual fund that invests in stocks and bonds, the Fund is subject to market, interest rate and credit risks and there is a risk that you will lose money by investing in this Fund.

Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled ‘‘How the Funds Invest—Stock and Bond Balanced Fund’’ later in this prospectus.

The Stock and Bond Balanced Fund is ‘‘non-diversified’’ because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Stock and Bond Balanced Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to market indices. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

19

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 10.01%,

during the second quarter of 2003.

Worst quarter: -8.91%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

	Stock and Bond Balanced Fund	S&P 500 Index*	Lehman Brothers Govt/Cred Intermediate Index**	Blended Benchmark***
From inception to 12/31/2005	4.48%	4.92%	5.65%	5.45%
5 year	2.48%	0.54%	5.50%	2.84%
1 year	3.22%	4.91%	1.58%	3.65%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Government/Credit Intermediate Index contains approximately 2,973 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

***	SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups, or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Stock and Bond Balanced Fund?

You May Want to Invest in This Fund if You:

•	are looking for a more conservative alternative to a growth-oriented fund

•	want a well-diversified and relatively stable investment allocation

•	need a core investment

•	seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require a high degree of stability of your principal

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LIFEPATH® FUNDS—

LIFEPATH® INCOME FUND

LIFEPATH 2010® FUND

LIFEPATH 2020® FUND

LIFEPATH 2030® FUND

LIFEPATH 2040® FUND

The five LifePath Funds(1) listed above (together referred to as the “LifePath Funds”) offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each LifePath Fund indirectly invests in a combination of stocks, bonds and short term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests in a combination of stock, bond and money market funds (the “Underlying Funds”).

The LifePath Funds currently are not available for purchase or redemption.

INVESTMENT OBJECTIVES

Each LifePath Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Fund has its own time horizon that affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Specifically:

•	LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

•

LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and the LifePath 2040 Fund are managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year included in each Fund’s name.

Investment Adviser—SFIM

Investment Sub-Adviser—Barclays

(1)	LifePath® Funds, LifePath Income®, LifePath 2010®, LifePath 2020®, LifePath 2030®, and LifePath 2040® are registered trademarks of Barclays Global Investors, N.A.

21

INVESTMENT STRATEGIES

How do the LifePath Funds pursue their respective investment objectives?

Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions.    In determining the allocation of each LifePath Fund’s assets to the Underlying Funds, Barclays, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world’s equity and bond markets. Barclays then allocates the LifePath Funds’ assets among the various Underlying Funds. The investment model adjusts each LifePath Fund’s risk level by gradually shifting assets from more risky investments, such as Underlying Funds that invest in stocks, to more conservative investments, like Underlying Funds that invest in bonds and money market instruments, as the year in the LifePath Fund’s name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a LifePath Fund approaches, the allocation will become less risky and have lower expected returns. This strategy stems from the belief that asset allocation decisions—for example, choosing between stocks and bonds—matter more to overall investment performance than the selection of a particular stock or bond.

RISK TOLERANCE

Two general rules of investing have shaped the strategies of the LifePath Funds:

•

Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	The longer the investors’ time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

22

After a Fund Reaches Its Time Horizon.    By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the LifePath Income Fund invests exclusively in an Underlying Fund that is a money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Income Fund’s assets will continue to be allocated to Underlying Funds that invest in stocks and bonds, in addition to the Underlying Funds that are money market funds.

Principal Investment Strategies for Each LifePath Fund

•

LifePath Income Fund is designed for investors seeking income and moderate long-term growth of capital. Once it begins investment operations, the LifePath Income Fund expects to hold about 35% of its assets in the Underlying Funds that invest in stocks and 65% of its assets in the Underlying Funds that invest in Bonds and the rest of its assets in Underlying Funds that are money market funds.

•

LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. Once it begins investment operations, the LifePath 2010 Fund expect to hold about 46% of its assets in Underlying Funds that invest in stocks and 54% of its assets in Underlying Funds that invest in bonds and the rest of its assets in Underlying Funds that are money market funds.

•

LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. Once it begins investment operations, the LifePath 2020 Fund expect to hold about 64% of its assets in Underlying Funds that invest in stocks and 36% of its assets in Underlying Funds that invest in bonds and the rest of its assets in Underlying Funds that are money market funds.

•

LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. Once it begins investment operations, the LifePath 2030 Fund expect to hold about 77% of its assets in Underlying Funds that invest in stocks and 22% of its assets in Underlying Funds that invest in bonds and the rest of its assets in Underlying Funds that are money market funds.

•

LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. Once it begins investment operations, the LifePath 2040 Fund expect to hold about 88% of its assets in Underlying Funds that invest in stocks and 11% of its assets in Underlying Funds that invest in bonds and the rest of its assets in Underlying Funds that are money market funds.

For each LifePath Fund other than the LifePath Income Fund, as time passes the allocations within the Fund will become less risky and each Fund will have a lower expected return.

RISKS

What are the main risks of investing in a LifePath Fund?

23

Each LifePath Fund has a different level of risk and the amount of risk is reflected in its name. The LifePath Funds with shorter time horizons (LifePath Income Fund and LifePath 2010 Fund, for instance) are less risky and have lower expected returns than the LifePath Funds with longer time horizons (e.g., LifePath 2030 Fund and LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund’s time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of stock investment risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of bond investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds’ performance could trail that of alternative investments.

•

Stock Investment Risk.    The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

•

Security Selection Risk.    Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

•

Bond Investment Risk.    The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

•

Credit Risk.    Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

•

Interest Rate Risk.    Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of

24

such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

•

High Yield Securities Risk.    Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•

Concentration Risk.    If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

•

Foreign Investment Risks.    Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation. Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

•

Emerging Markets Risk.    Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a LifePath Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign

25

investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an “emerging market” country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

•

Market Trading Risks.    The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value (“NAV”) per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

•

Model Risk.    Although the investment model used to manage the LifePath Funds’ assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

•

Real Estate Investment Risk.    Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

•

Tracking Error Risk.    For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays’ ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

•

Derivative Risk.    A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the

26

other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

•

Differences Among Funds.    The LifePath Income and the LifePath 2010 Funds are currently subject to the highest levels of bond investment risk of all of the LifePath Funds. The LifePath 2020 Fund is currently subject to a significant level of bond investment risk, but less than the LifePath Income and LifePath 2010 Funds. The LifePath 2030 and the LifePath 2040 Funds currently have the lowest levels of bond investment risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of stock investment risk and foreign investment risk. The LifePath 2010 Fund also currently has a significant level of stock investment risk and foreign investment Risk, but less than the LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The LifePath Income Fund currently has the lowest level of stock investment risk and foreign investment risk, although it is not free of such risks altogether. All of the LifePath Funds are subject to model risk, to the risks described in this prospectus and to the additional risks described in the Funds’ SAI.

How have the LifePath Funds performed?

After the LifePath Funds have been in operation for a full calendar year, the LifePath Funds will provide performance information to investors to assist them in understanding that the LifePath Funds’ returns may vary and that there are possible risks associated with investing in the LifePath Funds. However, past performance will not necessarily indicate how the LifePath Funds will perform in the future.

INVESTOR PROFILE

Who should consider investing in the LifePath Funds?

You may want to invest in the LifePath Funds if you are seeking:

•	long-term growth potential;

•	some current income;

or

•	the convenience of a balanced portfolio of stocks, bonds and money market instruments in a single investment.

You may not want to invest in the LifePath Funds if you:

•	want the greater growth potential of an investment entirely in equity securities;

or

•	are unwilling to accept share price fluctuations.

Which LifePath Fund should I consider?

In making your investment decision, you should keep in mind:

•	Each LifePath Fund’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

•	The LifePath Fund’s time horizon is based on the year in its name, except for the State

27

Farm LifePath Income Fund that is designed for investors with short-term time horizons.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon.

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EXPENSE INFORMATION

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Funds. The tables do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Shareholder Transaction Expenses— For All Funds

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Redemption Fee	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Money Market Fund	Large Cap Equity Index Fund	Small Cap Equity Index Fund
Management Fees	0.40%	0.26%	0.40%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.14%	0.06%	0.10%
Acquired Fund Fees and Expenses	—	—	—
Total Annual Fund Operating Expenses(1)	0.54%	0.32%	0.50%

	International Equity Index Fund	Large Cap Equity Fund		Small/Mid Cap Equity Fund
Management Fees	0.55%	0.60%		0.80%
Distribution and Service (12b-1) Fees	None	None		None
Other Expenses	0.19%	0.25%	(3)	0.30%	(3)
Acquired Fund Fees and Expenses	—	—		—
Total Annual Fund Operating Expenses(1)	0.74%	0.85%		1.10%

	International Equity Fund		Bond Fund	Stock and Bond Balanced Fund(2)
Management Fees	0.80%		0.50%	0.36%
Distribution and Service (12b-1) Fees	None		None	None
Other Expenses	0.55	%(3)	0.07%	0.14%
Acquired Fund Fees and Expenses	—		—	—
Total Annual Fund Operating Expenses(1)	1.35%		0.57%	0.50%

	LifePath Income Fund		LifePath 2010 Fund		LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund
Management Fees	0.45%		0.45%		0.45%		0.45%		0.45%
Distribution or Service (12b-1) Fees	None		None		None		None		None
Other Expenses	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25	%(3)
Acquired Fund Fees and Expenses	0.20	%(3)	0.20	%(3)	0.19	%(3)	0.19	%(3)	0.19	%(3)
Total Annual Fund Operating Expenses(1)	0.90%		0.90%		0.89%		0.89%		0.89%

(1)	SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed the following percentage of the Fund’s average daily net assets:

Fund	Expense Reimbursement Threshold
Money Market Fund	0.10%
Large Cap Equity Index Fund	0.10%
Small Cap Equity Index Fund	0.10%
International Equity Index Fund	0.20%
Large Cap Equity Fund	0.10%
Small/Mid Cap Equity Fund	0.10%
International Equity Fund	0.20%
Bond Fund	0.10%
Stock and Bond Balanced Fund	None
LifePath Income Fund	0.10%
LifePath 2010 Fund	0.10%
LifePath 2020 Fund	0.10%
LifePath 2030 Fund	0.10%
LifePath 2040 Fund	0.10%

This reimbursement arrangement is voluntary and may be eliminated by SFIM at any time.

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(2)	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund. Nevertheless, SFIM will receive investment advisory fees for managing the underlying Funds in which the Stock and Bond Balanced Fund invests. The fees and expenses indicated in the table for the Stock and Bond Balanced Fund are based on the fees and expenses indirectly borne by the Stock and Bond Balanced Fund shareholders through the Stock and Bond Balanced Fund’s investment in the underlying Funds. In addition to the other expenses indirectly incurred as a result of the investment in the underlying Funds, the “Other Expenses” category for the Stock and Bond Balanced Fund includes other expenses directly incurred by the Stock and Bond Balanced Fund. However, SFIM has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred. This expense reimbursement is voluntary and may be eliminated by SFIM at any time.

(3)	The Other Expenses indicated in the table for the LifePath Funds are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for “Total Annual Fund Operating Expenses.” The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

Fund	1 Year	3 Year	5 Year	10 Year
Money Market Fund	$55	$173	$302	$677
Large Cap Equity Index Fund	$33	$103	$180	$406
Small Cap Equity Index Fund	$51	$160	$280	$628
International Equity Index Fund	$76	$237	$411	$918
Large Cap Equity Fund	$87	$271
Small/Mid Cap Equity Fund	$113	$353
International Equity Fund	$137	$428
Bond Fund	$58	$183	$318	$714
Stock and Bond Balanced Fund	$51	$160	$280	$628
LifePath Income Fund	[ ]	[ ]	—	—
LifePath 2010 Fund	[ ]	[ ]	—	—
LifePath 2020 Fund	[ ]	[ ]	—	—
LifePath 2030 Fund	[ ]	[ ]	—	—
LifePath 2040 Fund	[ ]	[ ]	—	—
(1)	This table does not include 5-and 10-year expenses for the LifePath Funds because that information is not required for new Funds.

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HOW THE FUNDS INVEST

Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

Money Market Fund

What is a nationally recognized statistical rating organization (NRSRO)?     An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.

What types of securities does the Money Market Fund invest in?     In selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present minimal credit risk. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund’s assets must be rated in the highest short-term category by at least two NRSROs (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories.

The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

Among the securities that the Money Market Fund may invest in are the following:

•	Securities issued or guaranteed by the U.S. Government, including Treasury bills and notes.

•	Securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

The Money Market Fund may also:

•	Enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis.

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

•	Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

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Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Equity Index Funds—

Large Cap Equity Index Fund

Small Cap Equity Index Fund

International Equity Index Fund

In what types of securities do the equity index Funds invest?    The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index. Each Fund has its own investment objectives, which may not be changed without the vote of shareholders.

Barclays does not manage the equity index Funds according to traditional methods of ‘‘active’’ investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a ‘‘passive’’ or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the overall investment characteristics of each Fund’s investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

What other types of investments do the equity index Funds make?

An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

•	the same type of short-term, high quality debt securities in which the Money Market Fund invests (described above);

•

other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the Fund’s portfolio of securities;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect

32

against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

Do the equity index Funds hold every stock in their indices?

•	The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

•

The Small Cap Equity Index and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

•

From time to time, the portfolio composition of the equity index Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

Will the performance of the equity index Funds always equal the performance of their benchmark index?    No. Barclays attempts to track the performance of each equity index Fund’s benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of “expected tracking error” and more information on this subject, see the SAI.

Another reason why the performance of the equity index Funds may not always equal the performance of their benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

What are the risks of investing in securities of small capitalization issuers? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more

33

over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

What are the risks of investing in foreign securities?    The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (‘‘foreign issuers’’) or in securities denominated or quoted in foreign currency (‘‘non-dollar securities’’) typically involves the following risks:

•	fluctuations in currency exchange rates;

•	higher trading and custody charges compared to securities of U.S. companies;

•

different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

•	less stringent securities regulation;

•	potential political or economic instability; and

•	less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

When and why are futures contracts and options on futures contracts used?    Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.

Large Cap Equity Fund

What types of securities does the Large Cap Equity Fund invest in?    In managing the Large Cap Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long-term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings.

•	Below-market price-to-book.

•	Above-market yield.

The Fund may invest up to 20% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small/Mid Cap Equity Fund

What types of securities does the Small/Mid Cap Equity Fund invest in?    The portion of the Small/Mid Cap Equity Fund managed by Rainier invests in equity securities of companies with market capitalizations in the $1.4 - $17.2 billion range and the portion

34

managed by Bridgeway invests in equity securities of companies smaller than the largest 500 U.S. companies as measured by market capitalization.

International Equity Fund

What types of securities does the International Equity Fund invest in?    The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund also may buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund

Under ordinary circumstances, each Fund is substantially fully invested. These Funds may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If SFIM or the Fund’s investment sub-adviser determine that market or economic conditions warrant a temporary defensive position, the Funds may hold up to 100% of their assets in cash, cash equivalents or other temporary investments, such as short- term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•

Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Bond Fund

What types of securities does the Bond Fund invest in?    The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

35

The Bond Fund may also invest up to 20% of its assets in the following securities:

•

Non-investment grade debt securities or comparable unrated debt securities. Non- investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody’s and are often referred to as ‘‘junk bonds.’’ Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund’s investment portfolio will be subject to relatively greater risk of loss of income and principal.

When appropriate, in SFIM’s opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

Stock and Bond Balanced Fund

How does the Stock and Bond Balanced Fund invest its assets?    The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above, for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to “Managing the Investments of the Funds—Compensating SFIM for its Services” for more information on the fees SFIM will receive for managing these underlying Funds.

What other types of securities does the Stock and Bond Balanced Fund invest in? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

LifePath Funds

How do the LifePath Funds invest their assets?    The LifePath Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively

36

measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds (other than the LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund’s name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

Under ordinary circumstances, each LifePath Fund, is substantially fully invested in Underlying Funds. Neither the Manager nor Barclays holds cash, cash equivalents, or money market instruments as temporary defensive positions.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays’ proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund’s asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month. The LifePath Funds do not engage in active and frequent trading of portfolio securities as a principal investment strategy.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its “risk budget.” Barclays’ analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund’s risk budget. This risk budget reflects Barclays’ statistical determination of risk, and may not be appropriate to you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund’s statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in Underlying Funds, may invest in the following investments:

•	money market instruments

•	bonds

•	stocks, including:

•	stocks of the largest U.S. companies

37

•	stocks of all other publicly traded U.S. companies

•	stocks of issuers located outside the U.S., including

•	those located in emerging markets

•	real estate investment trusts (“REITs”)

Within stocks and bonds are sub-categories of securities:

•	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

•

Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

•

U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these subcategories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

The following table lists the Underlying Funds and the approximate asset allocations for each LifePath Fund once the LifePath Funds become operational. Barclays allocates a LifePath Fund’s assets among the Underlying Funds based on the LifePath Fund’s investment objective and policies. The asset allocation for each LifePath Fund will vary over time, and Barclays is not required to invest any LifePath Fund’s assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.

	Underlying Funds
	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Capital Growth
iShares S&P 500 Index Fund	20%	27%	39%	48%	57%
iShares S&P MidCap 400 Index Fund	4%	5%	6%	7%	8%
iShares S&P SmallCap 600 Fund	2%	2%	3%	3%	4%
iShares MSCI EAFE Index Fund	9%	12%	16%	20%	20%
Capital Preservation
iShares Lehman U.S. Aggregate Bond Fund	65%	54%	36%	22%	11%

Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each LifePath’s approximate target asset allocation for each Underlying Fund.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have

38

a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $4.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index®. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000® Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index® consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio

39

quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE® Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (“MSCI”) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index® (the “Index”). The Fund’s investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. The Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

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iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.”

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed upon price.

“Standard & Poor’s®,” “S&P®,” “S&P500®,” “Standard & Poor’s 500,” “S&P 500 Index,” “S&P MidCap 400 Index,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (“MSCI”) and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the

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Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Funds and Borrowing

From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

Frequent Trading of Portfolio Securities by the Funds

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier, the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the SAI.

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MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM’s principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

Fund	Rate of Advisory Fee
Money Market Fund	0.40% of average daily net assets
Large Cap Equity Index Fund	0.26% of average daily net assets
Small Cap Equity Index Fund	0.40% of average daily net assets
International Equity Index Fund	0.55% of average daily net assets
Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Bond Fund	0.50% of average daily net assets
Stock and Bond Balanced Fund*	None
LifePath Income Fund	0.45% of average daily net assets
LifePath 2010 Fund	0.45% of average daily net assets
LifePath 2020 Fund	0.45% of average daily net assets
LifePath 2030 Fund	0.45% of average daily net assets
LifePath 2040 Fund	0.45% of average daily net assets

*	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

For each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, International Equity Fund and the LifePath Funds SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. For the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of

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the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an “Advisory Team”). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

For information regarding the basis for the Board of Trustees’ approval of the investment advisory contracts, please read the Trust’s semi-annual report for the six-month period ending June 30, 2006 and the Trust’s annual report for the period ended December 31, 2006.

Oversight of Sub-Advisers

The Trust and SFIM have obtained an exemptive order from the SEC that permits the Trust and SFIM to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, SFIM may act as a “manager of managers” for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund, Money Market Fund and the LifePath Funds. SFIM supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers

Barclays

SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index, Small Cap Equity Index, International Equity Index and LifePath Funds. Barclays and its predecessors have been managing mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2005, Barclays and its affiliates provided investment advisory services for approximately $1.5 trillion in assets. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and BGFA” in the SAI.

Capital Guardian

SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund and International Equity Fund. As of December 31, 2005, Capital Guardian provided investment advisory services for over $157 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companys, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Capital Guardian” in the SAI.

Bridgeway

Effective December 1, 2006, SFIM has engaged Bridgeway as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/ Mid Cap

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Equity Fund. Prior to December 1, 2006, Capital Guardian served as investment sub-adviser to the Small/Mid Cap Equity Fund.

As of December 31, 2005, Bridgeway, which is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, provided investment advisory services for over $3.1 billion of assets. Bridgeway is a Texas corporation that was organized in 1993. For more information regarding Bridgeway, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Bridgeway” in the SAI.

Rainier

Effective December 1, 2006, SFIM has engaged Rainier as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/ Mid Cap Equity Fund. Prior to December 1, 2006, Capital Guardian served as investment sub-adviser to the Small/Mid Cap Equity Fund.

As of July 31, 2006, Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, managed $9.2 billion of assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, high-net-worth individuals and mutual funds. Rainier is owned and operated by fifteen principals, eleven of whom are Rainier shareholders. For more information regarding Rainier, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Rainier” in the SAI.

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PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams as described below.

Money Market Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Money Market Fund. Messrs. Heltner and Funk have been associated with the Money Market Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Money Market Fund management team. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. The Money Market Fund invests in fixed income securities.

Large Cap Equity Index Fund

S. Jane Leung and Patrick O’Connor are primarily responsible for the day-to-day management of the Large Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

S. Jane Leung is an employee of BGFA and Barclays Global Investors, N.A. (“BGI”) and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund for over six years.

Small Cap Equity Index Fund

S. Jane Leung and Patrick O’Connor are primarily responsible for the day-to-day management of the Small Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

S. Jane Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund for over six years.

International Equity Index Fund

Patrick O’Connor and S. Jane Leung are primarily responsible for the day-to-day

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management of the International Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of equity securities for over six years.

S. Jane Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the International Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Large Cap Equity Fund

Capital Guardian serves as investment sub-adviser to the Large Cap Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the Large Cap Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Large Cap Equity Fund’s portfolio.

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
Theodore R. Samuels Director and Senior Vice President, Capital Guardian	24 years	Portfolio Manager for Equity Securities
Karen A. Miller Director and Senior Vice President Capital Guardian	15 years	Portfolio Manager for Equity Securities
Eugene P. Stein Vice Chairman Capital Guardian	33 years	Portfolio Manager for Equity Securities

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Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, President	13 years	Portfolio Manager of equity securities
Elena Khoziaeva, Investment Team Member	7 years	Investment management, research and analysis
Michael Whipple, Investment Team Member	4 years	Investment management, research and analysis

Rainier Portfolio Managers

Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years
Daniel M. Brewer, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
Mark W. Broughton, CFA, Senior Portfolio Manager	4 years	Portfolio Manager of equity securities
Mark H. Dawson, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities
James R. Margard, CFA, Chief Investment Officer	More than 5 years	Portfolio Manager of equity securities
Peter M. Musser, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of equity securities

Rainier’s segment of the Small/Mid Cap Equity Fund is team-managed by the Rainier portfolio managers listed above. The portfolio managers make recommendations on investments within industries to which they are assigned. The Chief Investment Officer has final responsibility relating to asset allocation, equity selection and portfolio weightings.

International Equity Fund

Capital Guardian serves as sub-adviser to the International Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the International Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the International Equity Fund’s portfolio.

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The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
David I. Fisher Chairman of the Board Capital Guardian	36 years	Portfolio Manager for Equity Securities
Arthur J. Gromadzki Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	19 years	Portfolio Manager for Equity Securities
Richard N. Havas Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	19 years	Portfolio Manager for Equity Securities
Seung Kwak Senior Vice President for Capital International K.K, a Capital Guardian affiliate	3 years, 17 years with Zurich Scudder Investments	Portfolio Manager for Equity Securities (regional coverage responsibilities in Japan)
Nancy J. Kyle Vice Chairman, Capital Guardian	15 years	Portfolio Manager for Equity Securities
John M.N. Mant Executive Vice President of Capital International Research, Inc., a Capital Guardian affiliate	15 years	Portfolio Manager for Equity Securities (regional coverage responsibilities in Europe)
Christopher A. Reed Vice President of Capital International Research, Inc., a Capital Guardian affiliate	12 years	Portfolio Manager for Equity Securities
Lionel M. Sauvage Director and Senior Vice President, Capital Guardian	18 years	Portfolio Manager for Equity Securities
Nilly Sikorsky Chairman of Capital International S.A., a Capital Guardian affiliate	43 years	Portfolio Manager for Equity Securities
Rudolf M. Staehelin Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	24 years	Portfolio Manager for Equity Securities

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Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner’s role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk’s role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

Stock and Bond Balanced Fund

Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Stock and Bond Balanced Fund. Mr. Heltner, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Stock and Bond Balanced Fund since 2003 and 1998, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Mr. Corallo and Mr. O’Connor are primarily responsible for managing the common stock investments of the Large Cap Equity Index Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Large Cap Equity Index Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Bond Fund.

LifePath Funds

Dagmar Nikles and Ken Millman are primarily responsible for the day-to-day management of the LifePath Funds. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Dagmar Nikles is an employee of Barclays and BGI and is primarily responsible for the day-to-day management of the LifePath Funds. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms. Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002.

Ken Millman is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the LifePath Funds. Mr. Millman has been a member of the asset allocation portfolio management team since 2000

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

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CALCULATING NET ASSET VALUE

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

The foreign securities held by the Large Cap Equity Index Fund, Large Cap Equity Fund, International Equity Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on

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these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, or International Equity Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Market Timing

The Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Funds, as these transactions can adversely affect the Funds, investors and the performance of the Funds. In particular, such transactions may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect the Funds and investors from this potential harmful activity, the Board of Trustees of the Trust has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors.

Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. Our ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Funds are held in insurance company separate accounts, the Funds typically are not able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. Furthermore, the identification of investors determined to be engaged in such activity involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs of the Funds.

If we believe, in our judgment, that an investor has been engaged in market timing (i.e., frequent trading that could adversely affect the Funds, other investors, or the performance of the Funds), we will reject a transfer request. We also will restrict that investor’s transfer privileges by notifying the investor that, from that date forward, he or she will only be permitted to make transfers to or from specified Funds by original signature conveyed through U.S. regular mail and any telephone, facsimile

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or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated investors. Please keep in mind that once an investor has been identified as a market timer, we will impose this original signature restriction on that investor even if we cannot specifically identify, in the particular circumstances, any harmful effect from that investor’s particular transfers.

The Board of Trustees, in its sole discretion, may revise these market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other investors, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If the Board revises our market timing policies and procedures, we will apply such changes uniformly to all similarly situated investors. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

53

TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ‘‘regulated investment company’’ under the Internal Revenue Code. By so qualifying, a Fund will generally not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts that have invested in a Fund through such contracts are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

For more information about the tax status of the Funds, see ‘‘Taxes’’ in the SAI.

54

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the total return would be lower. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information related to the six months ended June 30, 2006, this information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the December 31, 2005 annual report. The annual report may be obtained from SFIM upon request without charge.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.33		10.00

Income from Investment Operations

Net investment income(a)	0.10		0.07

Net gain (loss) on investments (both realized and unrealized)	0.32		0.34

Total from investment operations	0.42		0.41

Less Distributions

Net investment income	—		(0.07)

Net realized gain	—		(0.01)

Total distributions	—		(0.08)

Net asset value, end of period	$10.75		10.33

Total Return(b)	4.07%		4.14%

Net assets, end of period (millions)	$30.1		26.9

Ratios to average net assets assuming expense limitations

Expenses	0.70	%(c)	0.70	%(c)

Net investment income	1.80	%(c)	1.71	%(c)

Ratios to average net assets absent expense limitations

Expenses	0.73	%(c)	0.85	%(c)

Net investment income	1.77	%(c)	1.56	%(c)

Portfolio turnover rate	42	%(c)	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

55

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$9.64		10.00

Income from Investment Operations

Net investment income(a)	—		0.01

Net gain (loss) on investments (both realized and unrealized)	0.22		(0.32)

Total from investment operations	0.22		(0.31)

Less Distributions

Net investment income	—		(0.01)

Net realized gain	—		(0.04)

Total distributions	—		(0.05)

Net asset value, end of period	$9.86		9.64

Total Return(b)	2.28%		(3.14%)

Net assets, end of period (millions)	$26.1		24.6

Ratios to average net assets assuming expense limitations

Expenses	0.90	%(c)	0.90	%(c)

Net investment income	0.02	%(c)	0.21	%(c)

Ratios to average net assets absent expense limitations

Expenses	0.97	%(c)	1.11	%(c)

Net investment income (loss)	(0.05	%)(c)	0.00	%(c)

Portfolio turnover rate	51	%(c)	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

56

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$11.63		10.00

Income from Investment Operations

Net investment income(a)	0.11		0.02

Net gain (loss) on investments (both realized and unrealized)	0.62		1.70

Total from investment operations	0.73		1.72

Less Distributions

Net investment income	—		(0.06)

Net realized gain	—		(0.03)

Total distributions	—		(0.09)

Net asset value, end of period	$12.36		11.63

Total Return(b)	6.28%		17.25%

Net assets, end of period (millions)	$33.1		29.8

Ratios to average net assets assuming expense limitations

Expenses	1.00	%(c)	1.00	%(c)

Net investment income	1.82	%(c)	0.50	%(c)

Ratios to average net assets absent expense limitations

Expenses	1.29	%(c)	1.35	%(c)

Net investment income	1.53	%(c)	0.15	%(c)

Portfolio turnover rate	24	%(c)	10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

57

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.63		12.26	11.27	8.89	11.62	13.36

Income from Investment Operations

Net investment income(a)	0.10		0.19	0.20	0.14	0.13	0.13

Net gain (loss) on investments (both realized and unrealized)	0.23		0.37	0.98	2.38	(2.73)	(1.75)

Total from investment operations	0.33		0.56	1.18	2.52	(2.60)	(1.62)

Less Distributions

Net investment income	—		(0.19)	(0.19)	(0.14)	(0.13)	(0.12)

Net realized gain(b)	—		—	—	—	—	—

Total distributions	—		(0.19)	(0.19)	(0.14)	(0.13)	(0.12)

Net asset value, end of period	$12.96		12.63	12.26	11.27	8.89	11.62

Total Return	2.61	%(c)	4.57%	10.46%	28.31%	(22.41%)	(12.11%)

Net assets, end of period (millions)	$536.4		522.0	497.4	395.8	284.1	331.3

Ratios to average net assets

Expenses	0.31	%(d)	0.32%	0.30%	0.31%	0.31%	0.34%

Net investment income	1.61	%(d)	1.57%	1.73%	1.47%	1.31%	1.07%

Portfolio turnover rate	4	%(d)	4%	3%	1%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions representing less than $.01 per share were made in 2001.
(c)	Not annualized.
(d)	Determined on an annualized basis.

58

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.95		12.31	10.79	7.43	9.46	9.36

Income from Investment Operations

Net investment income(a)	0.05		0.08	0.08	0.06	0.08	0.09

Net gain (loss) on investments (both realized and unrealized)	0.91		0.45	1.85	3.36	(2.03)	0.10

Total from investment operations	0.96		0.53	1.93	3.42	(1.95)	0.19

Less Distributions

Net investment income	—		(0.08)	(0.06)	(0.06)	(0.08)	(0.08)

Net realized gain	—		(0.81)	(0.35)	—	—	(0.01)

Total distributions	—		(0.89)	(0.41)	(0.06)	(0.08)	(0.09)

Net asset value, end of period	$12.91		11.95	12.31	10.79	7.43	9.46

Total Return	8.03	%(b)	4.25%	17.89%	45.96%	(20.66%)	2.05%

Net assets, end of period (millions)	$272.4		253.1	264.0	208.0	134.2	156.1

Ratios to average net assets assuming expense limitations

Expenses	0.48	%(c)	0.50%	0.48%	0.50%	0.50%	0.50%

Net investment income	0.76	%(c)	0.64%	0.71%	0.71%	0.93%	0.99%

Ratios to average net assets absent expense limitations

Expenses	0.48	%(c)	0.50%	0.48%	0.51%	0.50%	0.55%

Net investment income	0.76	%(c)	0.64%	0.71%	0.70%	0.93%	0.94%

Portfolio turnover rate	30	%(c)	17%	20%	22%	29%	36%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

59

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$13.57		12.28	10.50	7.75	9.40	12.10

Income from Investment Operations

Net investment income(a)	0.22		0.25	0.19	0.15	0.12	0.10

Net gain (loss) on investments (both realized and unrealized)	1.09		1.40	1.83	2.78	(1.65)	(2.73)

Total from investment operations	1.31		1.65	2.02	2.93	(1.53)	(2.63)

Less Distributions

Net investment income	—		(0.28)	(0.24)	(0.18)	(0.12)	(0.07)

Net realized gain(b)	—		(0.08)	—	—	—	—

Total distributions	—		(0.36)	(0.24)	(0.18)	(0.12)	(0.07)

Net asset value, end of period	$14.88		13.57	12.28	10.50	7.75	9.40

Total Return	9.65	%(c)	13.44%	19.26%	37.84%	(16.26%)	(21.71%)

Net assets, end of period (millions)	$322.9		292.6	253.6	203.7	144.2	162.8

Ratios to average net assets assuming expense limitations

Expenses	0.70	%(d)	0.74%	0.75%	0.75%	0.75%	0.75%

Net investment income	3.06	%(d)	1.98%	1.76%	1.75%	1.40%	0.95%

Ratios to average net assets absent expense limitations

Expenses	0.70	%(d)	0.74%	0.77%	0.77%	0.78%	0.88%

Net investment income	3.06	%(d)	1.98%	1.74%	1.73%	1.37%	0.82%

Portfolio turnover rate	4	%(d)	3%	4%	5%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share in 2001.
(c)	Not annualized.
(d)	Determined on an annualized basis.

60

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.96		11.87	11.30	9.82	11.34	12.22

Income from Investment Operations

Net investment income(a)	0.10		0.31	0.31	0.27	0.30	0.34

Net gain (loss) on investments (both realized and unrealized)	0.09		0.06	0.50	1.51	(1.49)	(0.79)

Total from investment operations	0.19		0.37	0.81	1.78	(1.19)	(0.45)

Less Distributions

Net investment income	—		(0.28)	(0.23)	(0.27)	(0.29)	(0.31)

Net realized gain	—		—	(0.01)	(0.03)	(0.04)	(0.12)

Total distributions	—		(0.28)	(0.24)	(0.30)	(0.33)	(0.43)

Net asset value, end of period	$12.15		11.96	11.87	11.30	9.82	11.34

Total Return	1.59	%(b)	3.22%	7.26%	18.30%	(10.51%)	(3.55%)

Net assets, end of period (millions)	$89.3		89.1	84.0	70.3	55.1	58.4

Ratios to average net assets assuming expense limitations

Expenses	0.00	%(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.70	%(c)	2.63%	2.69%	2.55%	2.84%	2.86%

Ratios to average net assets absent expense limitations

Expenses	0.06	%(c)	0.08%	0.05%	0.06%	0.05%	0.08%

Net investment income	1.64	%(c)	2.55%	2.64%	2.49%	2.78%	2.78%

Portfolio turnover rate	3	%(c)	1%	0%	1%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

61

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$9.94		10.27	10.46	10.50	10.16	9.79

Income from Investment Operations

Net investment income	0.22		0.43	0.44	0.46	0.52	0.56

Net gain (loss) on investments (both realized and unrealized)	(0.21)		(0.33)	(0.19)	(0.03)	0.37	0.37

Total from investment operations	0.01		0.10	0.25	0.43	0.89	0.93

Less Distributions

Net investment income	(0.22)		(0.43)	(0.44)	(0.46)	(0.52)	(0.56)

Net realized gain	—		—	—	(0.01)	(0.03)	—

Total distributions	(0.22)		(0.43)	(0.44)	(0.47)	(0.55)	(0.56)

Net asset value, end of period	$9.73		9.94	10.27	10.46	10.50	10.16

Total Return	0.09	%(a)	1.02%	2.40%	4.08%	9.01%	9.66%

Net assets, end of period (millions)	$171.4		169.8	176.9	162.2	148.1	122.9

Ratios to average net assets

Expenses	0.56	%(b)	0.57%	0.55%	0.56%	0.55%	0.59%

Net investment income	4.48	%(b)	4.28%	4.22%	4.35%	5.05%	5.53%

Portfolio turnover rate	12	%(b)	16%	10%	9%	17%	13%

(a)	Not annualized.
(b)	Determined on an annualized basis.

62

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$1.00		1.00	1.00	1.00	1.00	1.00

Income from Investment Operations

Net investment income	0.02		0.03	0.01	0.01	0.01	0.04

Total from investment operations	0.02		0.03	0.01	0.01	0.01	0.04

Less Distributions

Net investment income	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Total distributions	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Net asset value, end of period	$1.00		1.00	1.00	1.00	1.00	1.00

Total Return	2.09	%(a)	2.74%	0.87%	0.67%	1.28%	3.71%

Net assets, end of period (millions)	$46.7		43.9	55.9	55.1	56.2	53.5

Ratios to average net assets assuming expense limitations

Expenses	0.50	%(b)	0.50%	0.48%	0.48%	0.47%	0.50%

Net investment income	4.19	%(b)	2.66%	0.87%	0.67%	1.27%	3.59%

Ratios to average net assets absent expense limitations

Expenses	0.52	%(b)	0.54%	0.48%	0.48%	0.47%	0.52%

Net investment income	4.17	%(b)	2.62%	0.87%	0.67%	1.27%	3.57%

(a)	Not annualized.
(b)	Determined on an annualized basis.

63

ADDITIONAL INFORMATION ABOUT THE FUNDS

For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

Statement of Additional Information (SAI).    The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.    You can obtain more information about the Trust’s investments and performance in its annual and semi-annual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

To obtain the SAI or the most recent annual or semi-annual report for the Funds, without charge, you may write to State Farm Investment Management Corp. at Three State Farm Plaza, Bloomington, IL 61791-0001 or call us at 888-702-2307.

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vprospec .asp

Public Information.     You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

INVESTMENT CO. ACT FILE NO. 811-08073

64

STATE FARM VARIABLE PRODUCT TRUST

Three State Farm Plaza

Bloomington, Illinois 61791-0001

(888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information (SAI) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2006 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. To obtain a copy of an annual report or a Prospectus with the same date as this SAI, contact State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, (888) 702-2307.

MONEY MARKET FUND

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

BOND FUND

STOCK AND BOND BALANCED FUND

LIFEPATH® INCOME FUND

LIFEPATH 2010® FUND

LIFEPATH 2020® FUND

LIFEPATH 2030® FUND

LIFEPATH 2040® FUND

ABOUT THE TRUST

State Farm Variable Product Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of nine fourteen separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. Each Fund (including the Stock and Bond Balanced Fund and the LifePath Funds through their investment in each such fund’s underlying funds) is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). State Farm Investment Management Corp. (“SFIM”) is the investment adviser to each of the Funds. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. Each Fund investment objective may be changed by the Board of Trustees with notice.

LifePath Funds

Five of the Funds—LifePath® Income Fund, LifePath 2010® Fund, LifePath 2020® Fund, LifePath 2030® Fund and the LifePath 2040® Fund (together, the five LifePath Funds are referred to as “LifePath Funds”)1—seek to achieve their respective investment objectives by investing all of their assets in a combination of stock, bond and money market funds (the “Underlying Funds”) as shown below.

Underlying Funds

iShares S&P Small Cap600 Index Fund

iShares S&P 500 Index Fund

iShares S&P MidCap 400 Index Fund

iShares Russell 2000 Index Fund

iShares Russell MidCap Index Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI Emerging Markets Index Fund

iShares Lehman U.S. Aggregate Bond Fund

iShares Lehman TIPS Bond Fund

Barclays Global Investors Institutional Money Market Fund

The Underlying Funds—other than the Barclays Global Investors Institutional Money Market Fund (the “Underlying Money Market Fund”)—are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”) offered by Barclays Global Fund Advisors, Inc. (“BGFA”). Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the

[1]

LifePath®, LifePath 2010®, LifePath 2020®, LifePath 2030® and LifePath 2040® registered trademarks of Barclays Global Investors, N.A. (“BGI”). BGI has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BGI’s request, will cease using the LifePath name relevant underlying index, and are thus commonly known as “index funds.” As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value (“NAV”) per share only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on the American Stock Exchange (“AMEX” or “Listing Exchange”), and also may be listed on certain non-U.S. exchanges.

Investment Sub-Advisers

SFIM has entered into agreements with investment sub-advisers for some of the Funds as set forth below:

Fund	Sub-adviser(s)
Large Cap Equity Fund	Capital Guardian Trust Company (“Capital Guardian”)
Small/Mid Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)
International Equity Fund	Capital Guardian
Large Cap Equity Index Fund	BGFA
Small Cap Equity Index Fund	BGFA
International Index Fund	BGFA
LifePath Funds	BGFA

INVESTMENT TECHNIQUES AND RISKS—NON-LIFEPATH FUNDS

The discussion of investment techniques and risks is first presented with respect to the Money Market Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and the Stock and Bond Balanced Fund (collectively, the “non—LifePath Funds”). The SAI then covers investment techniques and risks for the LifePath Funds. In addition to the investment objective of each Non-LifePath Fund, the policies and certain techniques by which such Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

The Money Market Fund

The Money Market Fund invests only in instruments denominated in U.S. dollars that State Farm Investment Management Corp. (“SFIM”), under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (“requisite NRSROs”); or

2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” A description of the ratings used by NRSROs is found in Appendix A herein.

Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

Equity Securities

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund (collectively the “equity index Funds”), the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund and the Stock and Bond Balanced Fund (through the Equity Fund) invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

Investments by the Small/Mid Cap Equity Fund and the Small Cap Equity Index Fund in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Small/Mid Cap Equity Fund and Small Cap Equity Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

Loans of Portfolio Securities

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See “Fundamental Restrictions” on page 9. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission (“Commission”), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust’s Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES—GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, BGFA, Capital Guardian, Bridgeway or Rainier (under the supervision of the Board of Trustees) deems creditworthy.

Debt Securities

Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody’s Investor Services, Inc. (“Moody’s”) or Standard and Poor’s Corporation (“S&P”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

Convertible Securities

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

Warrants

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, the Small/Mid Cap Equity Fund, International Equity Fund, and the Large Cap, Small Cap and International Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

Letters of credit

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. Government Securities

All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Foreign Investments

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”) or investments in securities denominated or quoted in foreign currency (“non-dollar securities”) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap Equity Index Fund (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, “foreign investments”). Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund.

In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Currency Exchange Transactions

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

Foreign Money Market Instruments

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund may invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

Exchange-Traded Funds

The Large Cap, Small Cap and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell shares of exchange-traded funds (“ETFs”), including shares of ETFs that are affiliated with BGFA. In the event BGFA invests in affiliated ETFs, BGFA will receive an advisory fee from such ETF. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds’ purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an

ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Financial Futures Contracts

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant (“FCM”), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Stock Index Futures Contracts

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Futures Contracts and Options on Futures Contracts

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund’s securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the

Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds’ assets posted as margin in connection with these transactions as permitted under the Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BGFA’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Short Sales

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will enter into repurchase agreements only with banks and dealers that either SFIM or Capital Guardian, the sub-adviser to Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, believe present minimum credit risks. SFIM, Bridgeway, Rainier or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. SFIM, Bridgeway, Rainier or Capital Guardian may cause the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund intend to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

iShares Funds.

The Underlying Funds are listed in the “Information about the Funds” section of this SAI. Most of these Underlying Funds are iShares Funds. Each iShare is a type of investment company referred to as an exchange-traded fund (“ETF”). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Bonds.

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated

rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See “Floating- and Variable-Rate Obligations” below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Asset-Backed and Commercial Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Borrowing.

Each Underlying Fund may borrow money, as described above.

Convertible Securities.

Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Credit-Linked Securities.

Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Credit Default Swaps.

Certain Underlying Funds may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a “reference entity”) and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, an Underlying Fund would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Underlying Fund for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Underlying Fund an amount equal to the face value of the investment. In exchange for this risk protection, the Underlying Fund would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. An Underlying Fund would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Underlying Fund would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Underlying Fund would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

See “Futures Contracts, Options Transactions, and Swap Transactions” for additional risks associated with swap transactions.

Currency Transactions.

Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification and Concentration.

Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified Fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

Floating-and Variable-Rate Obligations.

Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as determined in accordance with Rule 2a-7 of the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund’s portfolio.

Foreign Securities; Emerging Markets Securities.

Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Investments in Certain Equity Markets.

Brief descriptions of certain equity markets in which certain of the Underlying Funds are invested are provided below.

The Brazilian Equity Markets

General Background. Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but is overshadowed by the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo (“BOVESPA”), which is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges: São Paulo, Rio de Janeiro, Minas-Espírito Santo-Brasília, Extremo Sul, Santos, Bahia-Sergipe-Alagoas, Pernambuco and Paraíba, Paraná and the Bolsa. All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US[    ] billion as of [                    ].

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

Chief Exports. Brazil’s chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was [    ]% for the year ended September 30, 2006.

Consumer Price Inflation. Brazil’s CPI annual percent change was [    ]% for the year ended September 30, 2006.

Unemployment Rate. Brazil’s unemployment rate was 9.6% for the year ended September 30, 2006.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur

Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of September 30, 2006, [    ] companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were [    ] companies listed on the Second Board as of September 30, 2006. On June 11th of 2001 the Malaysia Derivatives Exchange (MDEX) was launched offering a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990.

A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the iShares MSCI Emerging Markets Growth Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$[    ] billion as of September 30, 2006.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was [    ]% for the year ended September 30, 2006.

Consumer Price Inflation. Malaysia’s CPI annual percent change was [    ]% for the year ended September 30, 2006.

Unemployment Rate. Malaysia’s unemployment rate was [    ]% for the year ended December 31, 2006.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and it governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$[    ] billion as of September 30, 2006.

Chief Industries. Mexico’s chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was [    ]% for the year ended September 30, 2006.

Consumer Price Inflation. Mexico’s CPI annual percent change was [    ]% for the year ended September 30, 2006.

Unemployment Rate. Mexico’s unemployment rate was [    ]% for the year ended September 30, 2006.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South African equity markets was approximately US$[    ] billion as of September 30, 2006.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was [    ]% for the year ended September 30, 2006.

Consumer Price Inflation. South Africa’s CPI annual percent change was [    ]% for the year ended September 30, 2006.

Unemployment Rate. South Africa’s unemployment rate was [    ]% for the year ended March 31, 2006.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$     billion as of September 30, 2006.

Chief Industries. South Korea’s chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment.

Chief Exports. South Korea’s chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.

Gross Domestic Product. South Korea’s GDP annual percent change was     % for the year ended September 30, 2006.

Consumer Price Inflation. South Korea’s CPI annual percent change was     % for the year ended September 30, 2006.

Unemployment Rate. South Korea’s unemployment rate was     % for the year ended September 30, 2006.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$[    ] billion as of September 30, 2006.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was [    ]% for the year ended September 30, 2006.

Consumer Price Inflation. Taiwan’s CPI annual percent change was [    ]% for the year ended September 30, 2006.

Unemployment Rate. Taiwan’s unemployment rate was [    ]% for the year ended September 30, 2006.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions.

Certain of the Underlying Funds may enter into futures contracts and may purchase and write (i.e., sell) options and options on futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a specified amount of a specific commodity, index or financial instrument at a specific price on a specific date in the future. Upon entering into a futures contract, an Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index, commodity or instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, an Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund’s existing position in the contract. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. An Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. An Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. An Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected. Futures contracts and options on futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In other words, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the underlying commodity index or instrument. In the event of adverse price movements, an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. An Underlying Fund also may be required to deliver the instruments underlying the future contracts it has sold. In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Although an Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund to substantial losses. If it is not possible, or if an Underlying Fund determines not to close a futures position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Underlying Funds will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

An Underlying Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Funds.

Stock Index Futures and Options on Stock Index Future.

Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date—the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate and Index Swaps.

The Underlying Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance to the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Underlying Fund upon an early termination of the swap agreements as described above, the Underlying Funds could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient.

High Yield Securities.

Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

Illiquid Securities.

Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations.

Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies, REITs.

The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts (“REITs”) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets of investment companies in the aggregate. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

The BGIF Institutional Money Market Fund may invest in shares of other investment companies that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. An Underlying Fund may invest its assets in shares of money market funds affiliated with BGFA pursuant to an exemptive order from the SEC.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. See “Foreign Securities; Emerging Markets” above.

Loans of Portfolio Securities.

Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

Certain of the Underlying Funds may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Underlying Fund may invest. Any participation purchased by an Underlying Fund must be sold by an intermediary bank in the United States.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by an Underlying Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. government-sponsored enterprises, such as the Federal National Mortgage Association (“FNMA”), or Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Municipal Securities.

Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund may invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Short-Term Instruments.

Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

Unrated Investments.

The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations.

Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.

DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act. (1)

2a.	INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—EQUITY FUNDS. The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2e.	INDUSTRY CONCENTRATION—LIFEPATH FUNDS. The LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(1)	The Funds also intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code. See “Taxes—General Tax Information.”

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.	INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Stock and Bond Balanced Fund.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.	Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

INDUSTRY CONCENTRATIONS

As a result of the equity index Funds’ policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund’s concentration (if any) and non-concentration would be made “passively”—that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index’s constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund’s portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in an equity index Fund’s portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as “portfolio sampling.” Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BGFA use the “expected tracking error” of an equity index Fund as a way to measure each Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of SFIM, State Farm VP Management Corp. (“Management Corp.”) and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission. The disclosure of portfolio holdings is made to Bell, Boyd & Lloyd LLC, Ernst & Young LLP and RR Donnelley on a quarterly basis.

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, SFIM or other party
Bell, Boyd & Lloyd LLC, legal counsel to the Trust and its independent trustees	To enable Bell, Boyd & Lloyd LLC to provide legal advice to the Trust	None

Ernst & Young LLP, the Trust’s registered public independent accountant	To enable Ernst & Young LLP to provide auditing services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley, but the Trust does not have written confidentiality agreements with Ernst & Young LLP or Bell, Boyd & Lloyd LLC. While the Trust does not have separate confidentiality agreements with these two service providers, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with these entities. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to these firms, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with SFIM or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”). “Standard & Poor’s,” “S&P,” “S&P 500” and “Standard and Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/ service marks, and “Russell” is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE FREE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (“EAFE® Free”). EAFE Free is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

The Trust is not required to hold annual meetings of shareholders and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2005, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (an “Independent Trustee”). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees will not consider nominees recommended by shareholders. During calendar year 2005, the Committee of Independent Trustees held five meetings.

It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds’ investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at December 31, 2005, and their principal occupations for the last five years and their affiliations, if any, with SFIM and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

Information about Independent Trustees of the Trust

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler, OneState Farm Plaza Bloomington,Illinois 61710 Age 52	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law (since 6/2002); DEAN—University of Illinois College of Law (8/1993-6/2002); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk, OneState Farm Plaza Bloomington,Illinois 61710 Age 61	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT—Beer Nuts, Inc. (manufacturer of snack foods) (since 6/1981); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini, OneState Farm Plaza Bloomington,Illinois 61710 Age 49	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003)—Texas Christian University; PRESIDENT (1999-2003) and VICE PRESIDENT (1997-1999)—Illinois State University; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance, OneState Farm Plaza Bloomington,Illinois 61710 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994)—Caterpillar, Inc.; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Donald A. Altorfer, OneState Farm Plaza Bloomington,Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN—Altorfer, Inc. (dealer in heavy machinery and equipment) (since 1/1998); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw, OneState Farm Plaza Bloomington,Illinois 61710 Age 54	Trustee	Began service in 2005 and serves until successor is elected or appointed.	Retired (since 12/2003); Partner—Ernst & Young, LLP (public accounting firm) (6/2002-12/2003); Partner—Arthur Andersen (public accounting firm) (before 6/2002).	28	Trustee—Utopia Funds (4) portfolios

Anita Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 49	Trustee	Began service on December 1, 2006 and serves until successor is elected or appointed.	RETIRED (since 2005); GENERAL COUNSEL AND CHIEF OPERATING OFFICER (before 2001) and MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003)—Harris Associates, L.P. (registered investment adviser); CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); and EXECUTIVE VICE PRESIDENT (until 2003)—Harris Assoc. Investment Trust—The Oakmark Family of Funds (mutual fund).	28	None

Information about Officers and Interested Trustees of the Trust

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.*, One State Farm Plaza, Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR— McGraw-Hill Corporation; DIRECTOR— Caterpillar, Inc.; DIRECTOR— Helmerich & Payne, Inc.

Michael L. Tipsord*, One State Farm Plaza, Bloomington, Illinois 61710 Age 46	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002); TREASURER (since 7/2001); SENIOR VICE PRESIDENT (9/2002-1/2005), VICE PRESIDENT (12/1998-9/2002), and ASSISTANT TREASURER (12/1998 -7/2001)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 to 12/2002) and ASSISTANT SECRETARY (before 9/2001)—State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002)—State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 to 12/2002), and ASSISTANT SECRETARY (before 9/2001)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John W. North, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT—FINANCIAL SERVICES (since 1/2005), EXECUTIVE VICE PRESIDENT—FINANCIAL SERVICES (7/2001- 1/2005) and SENIOR VICE PRESIDENT (9/1998-7/2001)—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001)—State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Susan D. Waring, One State Farm Plaza, Bloomington, Illinois 61710 Age 56	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004) SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001)—State Farm Life Insurance Company; VICE PRESIDENT (before 2001)—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001)—State Farm VP Management Corp.; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Donald E. Heltner, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

John S. Concklin, One State Farm Plaza, Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002)—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Phillip G. Hawkins, Three State Farm Plaza, Bloomington, Illinois 61791 Age 45	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2003); EXECUTIVE ASSISTANT (11/2002-8/2003); DIRECTOR—STRATEGIC RESOURCES (before 11/2002)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Dick Paul Three State Farm Plaza, South Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL and SECRETARY (since 9/2005)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 9/2005)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	N/A	N/A

David R. Grizzle Three State Farm Plaza, Bloomington, Illinois 61791 Age 46	Chief Compliance Officer	Began service in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, DIRECTOR—SECURITIES PRODUCTS (since 12/2000), MANAGER—MUTUAL FUNDS (11/1999-12/2000)—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY-TREASURER (since 3/2001)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY-TREASURER (since 3/2001)—State Farm Investment Management Corp.	N/A	N/A

*Messrs. Rust and Tipsord are “interested” Trustees as defined by the Act because each is (i) an officer of the Trust, (ii) a director of SFIM, the Trust’s investment adviser, (iii) a director of State Farm VP Management Corp., the Trust’s distributor, (iv) an officer of SFIM, and (v) an officer of State Farm VP Management Corp.

Trustees and officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust.

The Independent Trustees receive, (i) a monthly retainer equal to $2,583, (ii) a fee of $4,500 for each regular board meeting attended, (iii) a fee of $1,000 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $1,250 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of nineteen other mutual funds advised by SFIM. Each fund managed by SFIM shares in the fees for the Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

NAME	AGGREGATE COMPENSATION FROM THE TRUST(1)	TOTAL COMPENSATION FROM THE TRUST AND OTHER STATE FARM FUNDS(1)(2)
Edward B. Rust, Jr.(3)	$0	$0
Michael L. Tipsord(3)	$0	$0
Thomas M. Mengler	$5,560	$39,250
James A. Shirk	$5,560	$39,250
Donald A. Altorfer	$5,560	$39,250
Victor J. Boschini	$5,560	$35,500
David L. Vance	$6,476	$42,000
Alan R. Latshaw	$2,527	$22,000
Anita Nagler(4)	$0	$0

(1)	For the fiscal year ended December 31, 2005.

(2)	The other “State Farm Funds” are State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

(3)	Non-compensated interested trustee.

(4)	Ms. Nagler began service as an Independent Trustee effective December 1, 2006, so she received no compensation from the Trust during the fiscal year ended December 31, 2005.

The following table reflects dollar ranges of each Trustee’s indirect ownership of equity securities of each Fund, and dollar ranges of each Trustee’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund	Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund
Thomas M. Mengler*	None	None	None
James A. Shirk*	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Donald A. Altorfer*	None	None	None
Edward B. Rust, Jr.**	Over $100,000	None	None
Michael L. Tipsord**	None	None	None
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None

*	Independent Trustee
**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities Money Market Fund
Thomas M. Mengler	None	None	None
James A. Shirk	None	None	None
Victor J. Boschini	None	None	None
David L. Vance	None	None	None
Donald A. Altorfer	None	None	None
Edward B. Rust, Jr.	None	None	None
Michael L. Tipsord	None	None	None
Alan R. Latshaw	None	None	None
Anita Nagler	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	$10,001-$50,000
David L. Vance	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	$10,001-$50,000
Edward B. Rust, Jr.	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	$10,001-$50,000
Anita Nagler	None	None	None	None

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

As of December 31, 2005, State Farm Mutual Automobile Insurance Company (“SFMAIC”) owned all of the common stock issued by SFIM and by Management Corp., the Trust’s underwriter. SFMAIC is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in SFMAIC.

During the period January 1, 2004 to December 31, 2005 (“Calendar Years 2004 and 2005”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with SFMAIC in an amount that exceeded $60,000. His indirect relationship with SFMAIC during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with SFMAIC, the value of which exceeded $60,000.

Mr. Shirk’s indirect relationship or interest with SFMAIC was as follows: During Calendar Years 2004 and 2005, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to SFMAIC during Calendar Years 2004 and 2005. SFMAIC paid Sunrise Company, LLC rent in the amount of $129,100 in 2004 and $88,600 in 2005, while SFMAIC paid Beer Nuts, Inc. rent in the amount of $94,278 in 2004 and $82,000 in 2005.

During the calendar year 2004, Mr. Donald A. Altorfer, Independent Trustee of the Trust, had an indirect relationship with SFMAIC in an amount that exceeded $60,000. Mr. Altorfer’s indirect relationship with SFMAIC was as follows: During calendar year 2004, Mr. Altorfer was the Chairman of Altorfer, Inc. SFMAIC paid Altorfer, Inc. $105,000 in 2004 for generator maintenance and repair services.

Except for the disclosure concerning Mr. James A. Shirk and Mr. Donald A. Altorfer in the two paragraphs above, during Calendar Years 2004 and 2005, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in SFIM, Management Corp., SFMAIC, or in other affiliates of SFMAIC, the value of which interest exceeded $60,000;

•

interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

•	relationship(s) with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

Between the Trust and SFIM

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of SFIM. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC, and a Service Agreement among the Trust, Management Corp., and SFMAIC.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds, other than the LifePath Funds, the Large Cap, Small Cap, and International Equity Index Funds and Large Cap, Small Cap and International Equity Funds. SFIMC also is responsible for the actual management of the investments of those Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

Large Cap Equity Index	0.26% of net assets
Small Cap Equity Index	0.40% of net assets
International Equity Index	0.55% of net assets
Bond	0.50% of net assets
Money Market	0.40% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets
LifePath Income Fund	0.45% of net assets
LifePath 2010 Fund	0.45% of net assets
LifePath 2020 Fund	0.45% of net assets
LifePath 2030 Fund	0.45% of net assets
LifePath 2040 Fund	0.45% of net assets

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the calendar years 2003, 2004 and 2005 the Funds paid the following advisory fees to SFIM:

FUND	GROSS FEE PAID			EXPENSE REIMBURSEMENT			NET FEE
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Money Market Fund	$200,615	$219,377	$224,020	$19,053	$0	$0	$181,562	$219,377	$224,020
Bond Fund	$866,475	$842,523	$778,157	$0	$0	$0	$866,475	$842,523	$778,157
Large Cap Equity Index Fund	$1,306,035	$1,142,479	$855,428	$0	$0	$0	$1,306,035	$1,142,479	$855,428
Small Cap Equity Index Fund	$1,004,568	$910,630	$653,355	$0	$0	$9,115	$1,004,568	$910,630	$644,240
International Equity Index Fund	$1,458,390	$1,198,058	$886,420	$0	$41,277	$33,717	$1,458,390	$1,156,781	$852,703
Stock and Bond Balanced Fund	$0	$0	$0	$66,548	$39,780	$38,530	$(66,548)	$0	$0
Large Cap Equity Fund(1)	$66,579	$0	$0	$16,231	$0	$0	$50,348	$0	$0
Small/Mid Cap Equity Fund(1)	$84,466	$0	$0	$21,527	$0	$0	$62,939	$0	$0
International Equity Fund(1)	$95,020	$0	$0	$41,685	$0	$0	$53,335	$0	$0

(1)	The table includes advisory fees for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, from the commencement of operations of July 26, 2005 to December 31, 2005.

As described below, SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds and for the LifePath Funds.

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

Between SFIM and BGFA

Pursuant to the separate sub-advisory agreement described below (the “Sub-advisory Agreement”), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds and for the LifePath Funds.

BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each equity index Fund at the rates set forth below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:

Large Cap Equity Index Fund	0.15% of the first $50,000,000 of net assets
0.09% of the next $50,000,000 of net assets
0.07% thereafter

Small Cap Equity Index Fund	0.20% of the first $50,000,000 of net assets
0.14% of the next $50,000,000 of net assets
0.11% thereafter

International Equity Index Fund	0.35% of the first $50,000,000 of net assets
0.30% of the next $50,000,000 of net assets
0.20% thereafter

LifePath Income Fund	0.10% of net assets
LifePath 2010 Fund	0.10% of net assets
LifePath 2020 Fund	0.10% of net assets
LifePath 2030 Fund	0.10% of net assets
LifePath 2040 Fund	0.10% of net assets

The quarterly fee payable by SFIM to BGFA with respect to each equity index Fund will be reduced by certain credits. The fee with respect to the Large Cap Equity Index Fund and Small Cap Equity Index Fund will be reduced by $875 and $2,875 per quarter, respectively. The fee with respect to the International Equity Index Fund will be reduced by $3,750 per quarter and an additional amount based upon such Fund’s international custody charges.

The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

Relying on the factors discussed above, the Board of Trustees of the Trust unanimously approved the Sub-advisory Agreement at a Board meeting held in March 2001 and approved its continuation at a Board meeting held on June 16, 2006. The Board also approved an amendment to the BGFA Sub-Advisory Agreement at its regular meeting held on December 15, 2006, which amendment appointed BGFA as sub-adviser to the LifePath Funds.

Between SFIM and Capital Guardian

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap

Equity Fund and International Equity Fund. Capital Guardian manages the investments of the Large Cap Equity Fund and International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of the Large Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

Large Cap Equity Fund	On the first $25 million	— 0.55%
	$25 million to $50 million	— 0.40%
	Over $50 million	— 0.275%

International Equity Fund	On the first $25 million	— 0.75%
	$25 million to $50 million	— 0.60%
	$50 million to $250 million	— 0.425%
	Over $250 million	— 0.375%

The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

Between the SFIM and BridgewaY

Pursuant to the separate sub-advisory agreement, SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Bridgeway manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Between SFIM and Rainier

Pursuant to the separate sub-advisory agreement, SFIM has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity

Fund. Rainier manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2005, the Funds’ most recently completed calendar year.

OTHER ACCOUNTS MANAGED

Stock and Bond Balanced Fund, Bond Fund, Small Cap Equity Index Fund, Large Cap Equity Index Fund, International Equity Index Fund and Money Market Fund

Donald Heltner, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

Other Registered Investment Companies: 8 accounts, $1.6 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 20 accounts, $91.8 billion in assets

Duncan Funk, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

Other Registered Investment Companies: 6 accounts, $1.1 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 22 accounts, $66.7 billion in assets

Patrick O’Connor, a portfolio manager for the Small Cap Equity Index Fund, Large Cap Equity Index Fund, and Stock and Bond Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. O’Connor, include the following:

Other Registered Investment Companies: 96 accounts, $156.4 billion in assets

Other Pooled Investment Vehicles: 1 accounts, $173 million in assets

Other Accounts: 6 accounts, $9 billion in assets

S. Jane Leung, a portfolio manager for the Small Cap Equity Index Fund, the International Equity Index Fund and the Large Cap Equity Index Fund manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Leung, as of July 31, 2006 include the following:

Other Registered Investment Companies: 113 accounts, $190 billion in assets

Other Pooled Investment Vehicles: 1 account, $148 million

Other Accounts: 5 accounts, $100,000 million in assets

Large Cap Equity Fund

Capital Guardian Trust Company (“CGTC”)

(a)(1)Identify portfolio manager(s) of the
Adviser to be named in the Fund
prospectus (For each person, please
provide on a separate page the title,
length of service with the Adviser and
business experience during the past 5
years)	(a)(2) For each person identified in column (a)(1), provide number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category
	below
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	13	$6.07	15	$2.70	101	$23.60
Samuels, Theodore R.	11	$5.92	10	$5.35	447	$35.07
Stein, Eugene P.	11	$5.65	14	$6.79	141	$43.39

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

Large Cap Equity Fund

Capital Guardian Trust Company (“CGTC”)

(a)(1)Identify portfolio manager(s) of the
Adviser to be named in the Fund
prospectus (For each person, please
provide on a separate page the title,
length of service with the Adviser and
business experience during the past 5
years)	(a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	0	$—	0	$—	3	$2.85
Samuels, Theodore R.	0	$—	0	$—	4	$3.01
Stein, Eugene P.	0	$—	0	$—	8	$6.42

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

Bridgeway and Rainier as Sub-Advisers to the Small/Mid Cap Equity Fund

As of June 30, 2006, the individuals named as the Bridgeway portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.3 billion	8	$3.1 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$280 million	32	$268 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.3 billion	8	$3.1 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$280 million	32	$268 million

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	11	$4.3 billion	8	$3.1 billion
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	35	$280 million	32	$268 million

As of June 30, 2006, the individuals named as the Rainier portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Daniel M. Brewer	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.3 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	120	$5.1 billion	-0-	-0-

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.3 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	120	$5.1 billion	-0-	-0-

Mark H. Dawson	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.3 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	120	$5.1 billion	-0-	-0-

James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.3 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	120	$5.1 billion	-0-	-0-

Peter M. Musser	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$4.3 billion	-0-	-0-
Other Pooled Investment Vehicles	-0-	-0-	-0-	-0-
Other Accounts	120	$5.1 billion	-0-	-0-

International Equity Fund

Capital Guardian Trust Company

(a)(1)Identify portfolio manager(s) of the
Adviser to be named in the Fund
prospectus (For each person, please
provide on a separate page the title,
length of service with the Adviser and
business experience during the past 5
years)	(a)(2) For each person identified in column (a)(1), provide number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category
	below
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	22	$21.99	33	$46.79	324	$103.73
Gromadzki, Arthur	11	$4.75	9	$26.61	147	$46.94
Havas, Richard	12	$4.97	22	$35.05	225	$76.35
Kwak, Seung	11	$4.75	10	$26.76	139	$44.32
Kyle, Nancy	13	$17.24	28	$43.38	181	$60.94
Mant, John	11	$4.75	13	$30.63	204	$60.13
Reed, Chris	12	$4.97	14	$30.90	231	$67.23
Sauvage, Lionel	12	$4.97	20	$36.29	261	$88.99
Sikorsky, Nilly	12	$4.97	26	$40.72	475	$136.39
Staehelin, Rudolf	12	$4.97	2	$39.92	337	$95.87

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

International Equity Fund

Capital Guardian Trust Company

(a)(1)Identify portfolio manager(s) of the
Adviser to be named in the Fund
prospectus (For each person, please
provide on a separate page the title,
length of service with the Adviser and
business experience during the past 5
years)	(a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	1	$0.87	3	$0.63	14	$9.39
Gromadzki, Arthur	1	$0.87	0	$—	14	$6.43
Havas, Richard	1	$0.87	0	$—	12	$6.77
Kwak, Seung	1	$0.87	0	$—	8	$7.31
Kyle, Nancy	1	$0.87	0	$—	10	$6.48
Mant, John	1	$0.87	0	$—	14	$5.85
Reed, Chris	1	$0.87	0	$—	32	$13.84
Sauvage, Lionel	1	$0.87	0	$—	20	$9.43
Sikorsky, Nilly	1	$0.87	3	$0.63	72	$30.28
Staehelin, Rudolf	1	$0.87	0	$—	37	$14.11

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

BGFA as Sub-Adviser to the LifePath Funds

As of December 31, 2006, the individuals named as portfolio managers for the LifePath Funds were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Funds, as indicated in the table below:

	Number of Other Accounts Managed		Total Assets
Ken Millman
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

	Number of Other Accounts Managed		Total Assets
Dagmar Nikles
Registered Investment Companies	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]
Other Accounts	[	]	[	]

SFIM PORTFOLIO MANAGERS’ COMPENSATION

Compensation paid to Messrs. Donald Heltner and Duncan Funk is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short term performance, and does not rely on industry benchmarks or standards.

Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. Fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Government/Credit Index Duration Adjusted; Five-year Lehman Brothers A Rated Credit Index Duration Adjusted; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Four-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index Duration Adjusted; Four-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Canadian Bond Index; Four-year Custom Lehman Brothers Municipal Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

The formula used to determine the investment return performance involves a four or five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

BGFA AND BGI PORTFOLIO MANAGERS’ COMPENSATION

Each of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts seeking such investment opportunity. As a consequence, from time to time each portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

The other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest, that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of December 31, 2005, each portfolio manager receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

CAPITAL GUARDIAN PORTFOLIO MANAGERS’ COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the fund’s assets. (In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Large Cap Equity Fund include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

The benchmarks used to measure performance of the portfolio managers for the International Equity Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Where there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

BRIDGEWAY PORTFOLIO MANAGER’S COMPENSATION

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khozliaeva and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual fund have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA) and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to- day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Bridgeway believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, Bridgeway has developed guidelines to address the priority order in allocating investment opportunities.

•

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Bridgeway may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•

With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

The appearance of a conflict of interest may arise where Bridgeway has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•

Bridgeway and the funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

RAINIER PORTFOLIO MANAGER’S COMPENSATION

Rainier pays a fixed salary to all of its portfolio managers. Rainier portfolio managers who are Rainier shareholders receive a dividend based on numbers of Rainier shares owned. Portfolio managers who are Rainier principals, but not shareholders, receive a profit share bonus based on a fixed percentage of Rainier’s net income. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus.

The compensation paid to Rainier for managing the Small/Mid Cap Equity Fund is based only on a percentage of assets under management. Portfolio managers, depending on whether they are principals of Rainier benefit from Rainier’s revenues and profitability. But no Rainier portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Rainier allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

OWNERSHIP OF SECURITIES

The portfolio managers’ ownership of Fund securities is as follows:

Donald Heltner	None
Duncan Funk	$1-$10,000
Patrick O’Connor	None
S. Jane Leung	None
Karen Miller	None
David Fisher	None
Arthur Gromadzki	None
Richard Havas	None
Seung Kwak	None
Nancy Kyle	None
John Mant	None
Chris Reed	None
Lionel Sauvage	None
Nilly Sikorsky	None
Rudolf Stachelin	None
Theodore Samuels	None
Eugene Stein	None
John Montgomery	None
Elena Khoziaeva	None
Michael Whipple	None
Daniel M. Brewer	None
Mark W. Broughton	None
Mark H. Dawson	None
James R. Margard	None
Peter M. Musser	None
Ken Millman	None
Dagmar Nikles	None

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM, Bridgeway, Rainier, Capital Guardian or BGFA (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As described above, an Investment Adviser determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the calendar years ended 2003, 2004 and 2005 the Funds paid brokerage commissions of:

	2005	2004	2003
Money Market Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Large Cap Equity Index Fund	$5,055	$15,155	$12,705
Small Cap Equity Index Fund	$14,961	$30,056	$26,717
International Equity Index Fund	$8,396	$10,282	$10,161
Stock and Bond Balanced Fund	$0	$0	$0
Large Cap Equity Fund(1)	$20,626	$0	$0
Small/Mid Cap Equity Fund(1)	$51,287	$0	$0
International Equity Fund(1)	$11,512	$0	$0
LifePath Income Fund(2)	$0	$0	$0
LifePath 2010 Fund(2)	$0	$0	$0
LifePath 2020 Fund(2)	$0	$0	$0
LifePath 2030 Fund(2)	$0	$0	$0
LifePath 2040 Fund(2)	$0	$0	$0

(1)

The table includes paid brokerage commissions for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, from the commencement of operations of July 26, 2005 to December 31, 2005. Capital Guardian was the sub-adviser to the Small/Mid Cap Equity Fund until December 1, 2006, when Bridgeway and Rainier became investment sub-advisers to that Fund.

(2)	Commenced investment operations [ ].

No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or SFIM.

In placing orders for securities transactions, each Investment Adviser’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. However, all such directed brokerage will be subject to SFIM’s policy to attempt to obtain the most favorable price and efficient execution possible.

Capital Guardian strives to obtain best execution on its respective clients’ portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Large Cap Equity Fund and International Equity Fund. Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

PORTFOLIO TURNOVER

There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund’s investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund’s portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (currently at 4:00 p.m., Eastern Time), on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depository Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap Equity Fund, Large Cap Equity Index Fund, International Equity Fund, Small/Mid Cap Equity Fund and International Equity Index Fund may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, International Equity Fund or International Equity Index Fund does not calculate its net asset value but when the value of such Fund’s portfolio securities is affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

Effective January 1, 2006, the Trust’s Board of Trustees amended the Trust’s procedures used to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Equity Index Fund. The revised procedures require foreign securities held by these two Funds to be fair valued using prices provided by a third-party pricing service in certain circumstances. SFIM fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. SFIM uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Equity Index Fund do not reflect the market value of such securities.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust (the “Board”) has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then, under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies and other securities, and no more that 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in (i) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls, and (iii) the securities of one or more qualified publicly traded partnerships.

In order to maintain the qualification of a Fund’s status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund’s ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, International Equity Index Fund and the LifePath Fund through their investments in ETFs) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable universal life insurance and variable deferred annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund’s current or accumulated earnings and profits. Owners of variable universal life insurance and deferred annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable universal life insurance and deferred annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds’ investment advisers, and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, because, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser might otherwise believe to be desirable.

In addition to the income tax requirements discussed above, the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund is not subject to the 4% excise tax.

The discussion of “Taxes” in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable universal life insurance and deferred annuity contracts, see the prospectuses for the contracts.

OFFERING AND PURCHASE OF SHARES

Management Corp. acts as the Trust’s underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (“State Farm”) to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the

“Contracts”). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Fund at the Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust’s Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

It is the Trust’s intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement, Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

Custodians

JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 5th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of the Money Market Fund, Bond Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, Stock and Bond Balanced Fund and the LifePath Funds. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, Large Cap Equity, Small/Mid Cap Equity, Stock and Bond Balanced Funds and LifePath Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Similarly, Barclays Global Investors, 45 Fremont Street, San Francisco, California 94105 (“BGI”), is the Trust’s custodian for the Large Cap and Small Cap Equity Index Funds. Under its custody agreement with the Trust, BGI maintains the portfolio securities acquired by the Large Cap and Small Cap Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“IBT”), is the Trust’s custodian for the International Equity Index Fund and International Equity Fund. Under its custody agreement with the Trust, IBT maintains the portfolio securities acquired by the International Equity Index and International Equity Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

JPMorgan Chase, BGI, and IBT (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index and International Equity Funds. IBT performs fund accounting services for the International Equity Index and International Equity Funds.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and Trustees and the employees of SFIM and Management Corp. BGFA and Capital Guardian have adopted a similar Code of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted BGFA and Capital Guardian’s Code of Ethics insofar as it relates to their employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA’s and Capital Guardian’s Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Code of Ethics and to BGFA and Capital Guardian’s Code of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Trust has adopted SFIM’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

SFIM adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with SFIM’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. SFIM’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

With respect to the Stock and Bond Balanced Fund, SFIM votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by SFIM on a case-by-case basis. On most items SFIM votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. SFIM also generally supports proposals that foster good corporate governance. On some items, SFIM generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, SFIM carefully reviews and analyzes the issue on a case-by-case basis.

SFIM is not aware of any conflicts of interest between SFIM and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between SFIM and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between SFIM and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, SFIM would refer the voting decision to its Investment Council, consisting of SFIM’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

SFIM has retained BGFA as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap, the Small Cap and the International Equity Index Funds and to vote the proxies of securities held by those Funds.

BGFA’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, BGFA votes proxies solely in the best economic interests of its clients. BGFA’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis or which are generally approved or opposed. BGFA generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BGFA also generally supports proposals that promote auditor independence and foster good corporate governance.

BGFA’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BGFA’s independent business judgment on how to vote on specific proxy issues. In certain instances, BGFA may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIM has retained Capital Guardian as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap Equity Fund and the International Equity Fund and to vote the proxies of securities held by those Funds.

Capital Guardian’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Capital Guardian’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Capital Guardian’s responsibility to vote proxies in the best interests of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.

SFIM has retained Bridgeway as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Bridgeway.

Bridgeway’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Bridgeway votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Bridgeway’s Proxy Voting Guidelines allow a designated Bridgeway employee to vote proxies based upon the individual facts and circumstances of each issue. Bridgeway votes proxies in a manner to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics.

Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIM has retained Rainier as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Rainier.

Rainier’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest.

Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

SFIM has reviewed and approved Capital Guardian’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap Equity Fund and International Equity Fund of the Trust.

SFIM has reviewed and approved BGFA’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap, the Small Cap and the International Equity Index Funds.

SFIM has reviewed and approved Bridgeway’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Bridgeway.

SFIM has reviewed and approved Rainier’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Rainier.

SFIM’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, SFIM may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

SFIM’s proxy voting policies and procedures are available to shareholders upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-702-2307 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP acts as independent registered public accounting firm for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Committee of Independent Trustees of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently nine series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

As of April 1, 2007, State Farm owned the following percentages of the Funds’ outstanding shares:

FUND	%
Money Market Fund	[ ]
Bond Fund	[ ]
Large Cap Equity Index Fund	[ ]
Small Cap Equity Index Fund	[ ]
International Equity Index Fund	[ ]
Stock and Bond Balanced Fund	[ ]
Large Cap Equity Fund	[ ]
Small/Mid Cap Equity Fund	[ ]
International Equity Fund	[ ]
LifePath Income Fund	[ ]
LifePath 2010 Fund	[ ]
LifePath 2020 Fund	[ ]
LifePath 2030 Fund	[ ]
LifePath 2040 Fund	[ ]

All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund. Officers of the Trust as a group own less than 1% of any series of the Trust.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

OTHER INFORMATION

This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the “Registration Statement”), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2005, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2005. The unaudited financial statements for the Trust for the six-month period ended June 30, 2006, and the notes thereto are incorporated herein by reference from the Trust’s semi-annual report to shareholders dated June 30, 2006.

Appendix A

Description Of Bond Ratings

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings By Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1            Highest Quality

Prime 2            Higher Quality

Prime-3            High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

–	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

–	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

STATE FARM VARIABLE PRODUCT TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 23. EXHIBITS

(a)	Declaration of Trust(10)
(b)	Bylaws(1)
(c)	N/A
(d)(1)	Investment Advisory and Management Services Contract between Registrant and State Farm Investment Management Corp.(10)
(d)(2)	Form of Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors
(d)(3)	Investment Sub-advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company(10)
(d)(4)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.(12)
(d)(5)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, Inc.(12)
(e)	Underwriting Agreement between Registrant and State Farm VP Management Corp.(4)
(f)	N/A
(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank, N.A.(10)
(g)(2)	Custodial Agreement between Registrant and Barclays Global Investors, N.A.(3)
(g)(3)	Custodial Agreement between Registrant and Investors Bank and Trust Company(10)
(g)(4)	Delegation Agreement between Investors Bank and Trust Company and Registrant(5)
(h)(1)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts(10)
(h)(2)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts(10)
(h)(3)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company(2)
(h)(4)	Form of Transfer Agency and Service Agreement(7)
(h)(5)	Transfer Agency and Service Agreement between Registrant and State Farm Investment Management Corp.(10)
(i)	Consent of Greenberg Traurig, LLP [to be filed by amendment]
(j)	Consent of Ernst & Young LLP [to be filed by amendment]
(k)	N/A
(l)	N/A
(m)	N/A

(n)	None
(p)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust.(11)
(p)(2)	Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.(4)
(p)(4)	Code of Ethics of The Capital Group Companies Inc.
(p)(5)	Code of Ethics of Bridgeway Capital Management, Inc.
(p)(6)	Code of Ethics of Rainier Investment Management, Inc.

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).
(3)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)
(4)	Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)
(5)	Incorporated by reference to Post-Effective No. 5 on Form N-1A filed on behalf of Registrant on April 25, 2002 (File Nos. 333-22467, 811-08073)
(6)	Incorporated by reference to Post-Effective Amendment No. 6 on Form N-1A filed on behalf of Registrant on April 30, 2003 (File Nos. 333-22467, 811-08073)
(7)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-1A filed on behalf of Registrant on April 29, 2004 (File Nos. 333-22467, 811-08073)
(8)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed on behalf of Registrant on February 18, 2005 (File Nos. 333-22467, 811-08073)
(9)	Incorporated by reference to Post-Effective Amendment No.11 on Form N-1A filed on behalf of Registrant on May 13, 2005 (File Nos. 333-22467, 811-08073)
(10)	Incorporated by reference to Post-Effective Amendment No. 12 on Form N-1A filed on behalf of Registrant on July 22, 2005 (File Nos. 333-22467, 811-08073)

(11)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-1A filed on behalf of the Registrant on April 27, 2006 (File Nos. 333-22467, 811-08073)

(12)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-1A filed on behalf of Registrant on November 22, 2006 (File Nos. 333-22467, 811-08073)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption “Management of the Trust - Trustees and Officers” and “Additional Information - Shares” is incorporated herein by reference.

ITEM 25. INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Management of the Trust” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Edward B. Rust, Jr., Director and President*

Michael L. Tipsord, Director, Senior Vice President and Treasurer*

Mike Davidson, Vice Chairman and Chief Agency Marketing Officer - State Farm Mutual Automobile Insurance Company.

Jim Rutrough, Director and Senior Vice President. Vice Chairman and Chief Administrative Officer - State Farm Mutual Automobile Insurance Company.

Vincent J. Trosino, Director. President, Vice Chairman of the Board, and Chief Operating Officer - State Farm Mutual Automobile Insurance Company; Director, Vulcan Materials Company.

Susan D. Waring, Vice President*

Donald E. Heltner, Vice President*

John S. Concklin, Vice President*

John W. North, Director and Senior Vice President*

Phillip G. Hawkins, Vice President*

Dick Paul, Vice President - Financial and Secretary*

David Grizzle, Chief Compliance Officer and Assistant Secretary Treasurer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm VP Management Corp. serves as principal underwriter to State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust and to four separate accounts that offer variable insurance products issued by State Farm life insurance companies. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edward B. Rust Jr.	Director and President	Trustee and President

Michael L. Tipsord	Director, Senior Vice President and Treasurer	Trustee, Senior Vice President and Treasurer

Michael C. Davidson	Director and Senior Vice President	None

Susan D. Waring	Senior Vice President and Director	Vice President

Jim Rutrough	Senior Vice President and Director	None

Dick Paul	Vice President and Secretary	Vice President and Secretary

John W. North	Director and Senior Vice President	Senior Vice President

Phillip G. Hawkins	Vice President	Vice President

Michael Matlock	Vice President	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	Barclays Global Investors

45 Fremont Street

San Francisco, California 94105

(d)	Investors Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(e)	Chase Manhattan Bank

North American Insurance Securities Services

3 Chase MetroTech Center, 5th Floor

Brooklyn, New York 11245

(f)	Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

(g)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(h)	Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, Washington 98101

ITEM 29. MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 13th day of February 2007.

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Edward B. Rust, Jr.	Trustee and President	February 13, 2007

*Michael L. Tipsord	Trustee, Senior Vice President and Treasurer	February 13, 2007

*Thomas M. Mengler	Trustee	February 13, 2007

*James A. Shirk	Trustee	February 13, 2007

*Donald A. Altorfer	Trustee	February 13, 2007

*Victor J. Boschini	Trustee	February 13, 2007

*David L. Vance	Trustee	February 13, 2007

**Alan R. Latshaw	Trustee	February 13, 2007

***Anita Nagler	Trustee	February 13, 2007

By:	/s/ David Moore
David Moore
Attorney-In-Fact
February 13, 2007

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number six on Form N-1A, No. 333-22467 filed April 30, 2003.

**	Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, has been executed and is incorporated by reference from post-effective amendment number 12 on Form N-1A, No. 333-22467 filed July 22, 2005.

***	Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, has been executed and is filed as an exhibit to this amendment to Variable Product Trust’s Registration Statement.

EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER DESCRIPTION

(d	)(2)	Form of Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors.

Power of attorney, Anita Nagler.

POWER OF ATTORNEY

I, Anita Nagler, am a trustee and/or officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David Grizzle and David Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 15th day of December 2006.

/s/ Anita Nagler
Anita Nagler

In the Presence of:

/s/ Stephen L. Horton